UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2008
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Section 8 — Other Events

Item 8.01.	Other Events.
On May 8, 2008, American International Group, Inc. (“AIG”) reported its results for the quarterly period ended March 31, 2008, and, on May 8 and 9, 2008, the major rating agencies took actions regarding the credit ratings of AIG and its subsidiaries, summarized as follows:
• Standard & Poor’s Rating Services, a division of the McGraw Hill Companies (“S&P”), downgraded the counterparty credit ratings and long-term debt ratings of AIG and certain AIG subsidiaries and placed these ratings as well as certain short-term debt ratings and the counterparty and financial strength ratings on AIG’s core insurance operating subsidiaries on CreditWatch with negative implications;
• Moody’s Investors Service (“Moody’s”) placed the long-term debt ratings of AIG and certain subsidiaries and the financial strength ratings on certain AIG insurance operating subsidiaries on review for possible downgrade; and
• Fitch Ratings (“Fitch”) downgraded the issuer default and senior debt ratings of AIG and certain subsidiaries and kept these ratings on Rating Watch Negative. All debt and financial strength ratings not previously on Rating Watch have been placed on Rating Watch Negative.
Accordingly, the following table presents the credit ratings of AIG and certain of its subsidiaries as of May 12, 2008. In parentheses, following the initial occurrence in the table of each rating, is an indication of that rating’s relative rank within the agency’s rating categories. That ranking refers only to the generic or major rating category and not to the modifiers appended to the rating by the rating agencies to denote relative position within such generic or major category.

	Short-term Debt					Senior Long-term Debt
	Moody's		S&P	Fitch		Moody's (a)	S&P (b)	Fitch (c)

AIG	P-1 (1st of 3)		A-1+(e) (1st of 6)	F1+(f) (1st of 5)		Aa2(g) (2nd of 9)	AA-(e) (2nd of 8)	AA-(f) (2nd of 9)
AIG Financial Products Corp.(d)	P	-1	A-1+ (e)	—		Aa2(g)	AA-(e)	—
AIG Funding, Inc. (d)	P	-1	A-1+ (e)	F1+	(f)	—	—	—
International Lease Finance Corporation	P	-1	A-1	F1(f) (1st of 5)		A1(g) (3rd of 9)	A+(e) (3rd of 8)	A(f) (3rd of 9)
American General Finance Corporation	P	-1	A-1 (1st of 6)	F1	(f)	A1 (g)	A+(e) (3rd of 8)	A (f)
American General Finance, Inc.	P	-1	A-1	F1	(f)	—	—	A (f)

(a)	Moody’s appends numerical modifiers 1, 2 and 3 to the generic rating categories to show relative position within rating categories.

(b)	S&P ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

(c)	Fitch ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

(d)	AIG guarantees all obligations of AIG Financial Products Corp. and AIG Funding, Inc.

(e)	Counterparty Credit Ratings or Corporate Credit Ratings on Credit Watch Negative. Credit Watch Negative indicates that a rating has been placed on active watch status.

(f)	Issuer Default, Senior Unsecured and Short-term Debt Ratings on Rating Watch Negative. Rating Watch Negative indicates that a rating has been placed on active watch status.

(g)	Under Review for Possible Downgrade.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: May 12, 2008	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary